1-855-254-6467 | www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

SUMMARY SECTION

Cognios Market Neutral Large Cap Fund (the “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (12b-l) Fees	0.25%	None
Other Expenses(1)	2.50%	2.50%
Dividend Expense, Borrowing Costs and Brokerage Expenses on Securities Sold Short	1.40%	1.40%
Total Annual Fund Operating Expenses	4.25%	4.00%
Fee Waiver and Expense Reimbursement(2)	-0.60%	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	3.65%	3.40%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)

Cognios Capital, LLC (the “Adviser”) has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs), to the extent necessary to limit the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-l fees and extraordinary expenses (as determined under generally accepted accounting principles) to 2.00% of the Fund’s average annual net assets. This agreement is in effect through January 31, 2014 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1Year	3 Years
Investor Class	$367	$1,235
Institutional Class	$343	$1,163

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500 Index. The Fund may invest across different industries and sectors. Under normal circumstance the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies, it may also invest up to 20% in issuers of any size.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. The Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs and the Fund is able to replace the borrowed stock. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Fund received when the Fund sold the stock short. Under normal circumstances, the Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time. The Adviser also retains the right to be “net long” or “net short” on a Beta-adjusted basis for relatively short periods of time if the Adviser believes it is necessary to protect the Fund’s portfolio. “Net long” means that

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Cognios Market Neutral Large Cap Fund

there are more dollars invested in long positions than there are in short positions. “Net short” means that there are more dollars invested in short positions than there are in long positions, subject to the requirements of the Investment Company Act of 1940.

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

“Beta-adjusted market neutral” means that the Adviser will attempt to offset 100% of the Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500 Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the long book. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Fund is Beta-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the benchmark is the S&P 500 Total Return Index); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500 and/or if the stocks selected for the short book underperform the S&P 500, less all of the Fund’s fees and expenses.

By employing this long/short Beta-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500 Index and to the broad universe of traditional long/short market neutral equity

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hedge funds that are traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the Securities and Exchange Commission.

The Fund may use borrowings for investment purposes, and the Fund’s use of short positions will add financial leverage to the Fund similar to borrowings. In determining when and to what extent to employ leverage, the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions.

The Adviser selects securities for purchase or short sale using its proprietary ROTA/ROMETM investment strategy. The ROTA/ROMETM strategy is a fundamental quantitative stock selection approach that focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME,” which is essentially a company’s profit yield on its stock price). The ROTA/ROME™ strategy seeks to determine a company’s intrinsic value and compare that value to the current market price of its stock. In general, ROTA/ROMETM can be considered a value-based investment strategy, but it also incorporates the premise that growth is an important component of assessing a stock’s intrinsic value.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS OF THE FUND

As with any mutual fund, there are risks to investing. Neither the Fund nor the Adviser can guarantee that the Fund will meet its investment objectives. Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Stock Market Risk

The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole.

Borrowing and Leverage Risk

Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares.

Short Sale Risk

The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short.

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Cognios Market Neutral Large Cap Fund

Management Risk

The Fund is subject to management risk because it is an actively managed investment fund. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Sector Risk

Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Asset Segregation Risk

The Fund is required to segregate liquid assets in connection with certain short positions, and, therefore, such portions of the Fund’s portfolio may not be available for investment, which may in turn affect the Fund’s returns.

New Fund Risk

There is no performance history for investors of the Fund to evaluate, as the Fund is newly formed.

Please see “What are the Principal and Non-Principal Risks of Investing in The Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information is available on the fund’s website at www.cogniosfunds.com or by calling 1-855-254-6467.

INVESTMENT ADVISER

Cognios Capital, LLC (the “Adviser”) is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Jonathan C. Angrist, President and Chief Investment Officer of the Adviser, has co-managed the Fund since its inception. Brian J. Machtley, Executive Vice President, Head of Research and Portfolio Management of the Adviser, has co-managed the Fund since its inception.

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PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, an Investor Class and an Institutional Class, each of which is offered by this Prospectus. The minimum investment for the Investor Class is $1,000 for each account. The minimum investment for the Institutional Class is $100,000. Investors generally may meet the minimum investment amount for the Institutional Class by aggregating multiple accounts within the Fund if desired. There is no subsequent investment minimum.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at www.cogniosfunds.com, by telephone at 1-855-254-6467 and by regular mail at P.O. Box 1920, Denver, CO 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cognios Market Neutral Large Cap Fund

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks long-term growth of capital independent of stock market direction.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or its principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500 Index. The Fund may invest across different industries and sectors. Under normal circumstances the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies, it may also invest up to 20% in issuers of any size.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. The Fund will make money if the market price of the borrowed stock goes down further than borrowing costs and the Fund is able to replace the borrowed stock. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Fund received when the Fund sold the stock short. Under normal circumstances, the Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time. The Adviser also retains the right to be “net long” or “net short” on a Beta-adjusted basis for relatively short periods of time if the Adviser believes it is necessary to protect the Fund’s portfolio. “Net long” means that there are more dollars invested in long positions than there are in short positions. “Net short” means that there are more dollars invested in short positions than there are in long positions, subject to the requirements of the Investment Company Act of 1940.

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As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

“Beta-adjusted market neutral” means that the Adviser will attempt to offset 100% of the Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500 Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the longs. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Fund is Beta-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the benchmark is the S&P 500 Total Return Index); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500 and/or if the stocks selected for the short book underperform the S&P 500, less all of the Fund’s fees and expenses.

By employing this long/short Beta-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500 Index and to the broad universe of traditional long/short market neutral equity hedge funds that are traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the Securities and Exchange Commission.

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Cognios Market Neutral Large Cap Fund

The Fund may use borrowings for investment purposes, and the Fund’s use of short positions will add financial leverage to the Fund similar to borrowings. In determining when and to what extent to employ leverage, the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions.

The Adviser selects securities for purchase or short sale using its proprietary ROTA/ROMETM investment strategy. The ROTA/ROMETM strategy is a fundamental quantitative stock selection approach that focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME,” which is essentially a company’s profit yield on its stock price). The ROTA/ROMETM strategy seeks to determine a company’s intrinsic value and compare that value to the current market price of its stock. In general, ROTA/ROMETM can be considered a value-based investment strategy, but it also incorporates the premise that growth is an important component of assessing a stock’s intrinsic value.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in Which the Fund Invests?

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer.

Short Sales

The Fund expects to sell securities short as a regular part of its overall portfolio management. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the

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Fund will realize a capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. Furthermore, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Taking short positions in securities results in a form of leverage, although the Fund does not expect to use short sales for leverage.

Loans of Portfolio Securities

For the purposes of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the Investment Company Act of 1940 or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act, and in accordance with policies and procedures as may be adopted by the Fund from time to time. Under the Fund’s securities lending program, all securities loans are generally required to be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not typically have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will invest cash collateral in a money market fund approved by the Fund’s Board of Trustees (the “Board”). Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

What are the Non-Principal Strategies of the Fund?

Temporary Defensive Positions

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

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Cognios Market Neutral Large Cap Fund

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. The Fund may also maintain cash positions in order to remain in compliance with certain regulations or margin requirements.

Portfolio Turnover

The Fund is intended as a long-term investment vehicle. The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed as ordinary income.

U.S. Government Securities

The Fund may, from time to time, invest in U.S. Government securities. U.S. Government securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Additional Information Regarding Investment Strategies

With respect to any percentage restriction on investment or use of assets discussed in the Fund’s “Summary” section above, if such a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

Other Investments and Risks

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please review the Statement of Additional Information (“SAI”) for more information about the additional types of securities in which the Fund may invest and their associated risks.

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What are the Principal Risks of Investing in the Fund?

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Summary Section” and further described following the table. The Fund may be subject to additional risks other than those described because the types of investment made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the Fund’s Statement of Additional Information.

Stock Market Risk

The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole. The value of the Fund’s long and short investments each may decline, and each may decline in value at the same time, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Borrowing and Leverage Risk

The Fund may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s assets. Additionally, the Fund’s short positions add financial leverage to the Fund similar to borrowings. Utilization of leverage involves certain risks to the Fund’s shareholders. These include the potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings was to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of return. Similarly, there could be a greater decrease in NAV because of the effect of leverage when there is a detrimental diversion in the performance of the long book versus the short book. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing its NAV.

Short Sale Risk

The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund). In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

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Cognios Market Neutral Large Cap Fund

Management Risk

The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical data. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors, such as, for example, the technology or healthcare sectors. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Asset Segregation Risk

Under applicable law, the Fund must segregate liquid assets in connection with certain short positions, and as a consequence, such portions of the Fund’s portfolio may not be available for investment, which may in turn affect the Fund’s returns.

New Fund Risk

The Fund is newly formed and therefore has no performance history for investors to evaluate.

Please see “What are the Principal and Non-Principal Risks of Investing in The Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s Statement of Additional Information.

MANAGEMENT

Cognios Capital, LLC (the “Adviser”), subject to the authority of the Fund’s Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in March 2008 and is registered with the SEC as an investment adviser. Prior to being registered with the SEC, the Adviser was registered with the State of Kansas as an investment adviser. As of November 30, 2012, the Adviser provided investment advice with respect to over $132 million in assets. The Adviser’s principal address is 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211.

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Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The Adviser has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs), to the extent necessary to limit the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-l fees and extraordinary expenses (as determined under generally accepted accounting principles) to 2.00% of the Fund’s average annual net assets. This agreement is in effect through January 31, 2014 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, the shareholders of the Fund by a vote of a majority of the outstanding voting securities of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ended February 28, 2013.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The persons listed below have served as the Fund’s portfolio managers since the Fund’s inception.

More information about each of the portfolio manager’s compensation, other accounts managed by the portfolio managers and each of the portfolio manager’s ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGERS	PAST 5 YEARS BUSINESS EXPERIENCE
Jonathan C. Angrist	Mr. Angrist is a co-founder of Cognios Capital, LLC (founded in 2008) and is its President and Chief Investment Officer. Mr. Angrist is also the Chief Investment Officer for Brandmeyer Enterprises, a family office. Prior to this, Mr. Angrist was a Portfolio Manager at Helzberg Angrist Capital, LLC, an investment manager (from 2005 - 2008), a Portfolio Manager for the Buffalo Funds, a mutual fund company (from 2004 - 2005), and a Principal with Harvest Partners, Inc., a private equity and leveraged buyout firm (from 1997 to 2003). Mr. Angrist received an MBS and a B.S. (Summa Cum Laude and Phi Beta Kappa) from Tulane University.

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Cognios Market Neutral Large Cap Fund

PORTFOLIO MANAGERS	PAST 5 YEARS BUSINESS EXPERIENCE
Brian J. Machtley	Mr. Machtley is a co-founder of Cognios Capital, LLC (founded in 2008) and is its Executive Vice President, Head of Research and Portfolio Management. Mr. Machtley is also a Managing Director at Brandmeyer Enterprises, a family office. Prior to this, Mr. Machtley was a Senior Analyst at Helzberg Angrist Capital, LLC, an investment manager (from 2007 - 2008), an Associate Portfolio Manager at the Discovery Group, a hedge fund company (from 2003 - 2007), and an Analyst at Houlihan Lokey, a global investment bank (from 2001 to 2003). Mr. Machtley received his B.S. in Business Administration with majors in Finance and Economics from Drake University.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent” or the “Administrator”) serves as the Fund’s administrator, fund accounting and transfer agent. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

Class of Shares

The Fund currently offers two classes of shares, an Investor Class and an Institutional Class. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

—	how long you expect to own the shares;
—	how much you intend to invest; and
—	total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider

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which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of the Fund are generally not considered a taxable transaction.

Distribution and Services (Rule 12b-l) Plan

The Fund has adopted a separate plan of distribution for its Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investment Class shares, and the Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Fund is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund’s Investor Class shares. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may also make payments for distribution and/or shareholder servicing activities from out of their own resources. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar

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Cognios Market Neutral Large Cap Fund

systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The minimum investment for the Investor Class is $1,000 for each account. The minimum investment for the Institutional Class is $100,000. Investors generally may meet the minimum investment amount for the Institutional Class by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Redeeming Shares

Redemptions, like purchases, may generally be effected through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

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Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Medallion Signature Guarantees

The Fund requires a medallion signature guarantee on any written redemption over $250,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-855-254-6467 for information on obtaining a signature guarantee.

Redemption Fees

The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during

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Cognios Market Neutral Large Cap Fund

which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund generally has a $1,000 account minimum for the Investor Class shares and a $100,000 account minimum for the Institutional Class shares. The Fund may require mandatory redemption of shares in accounts that fall below the minimum requirement and may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

The Fund reserves the right to waive or change account balance minimums.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

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Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

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Cognios Market Neutral Large Cap Fund

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends, if any, on an annual basis. The Fund also normally distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

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TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or individuals who are residents of the United States for U.S. tax purposes;
(ii)	corporations organized under the laws of the United States or any state;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996 and were treated as domestic trusts on August 19,1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES—Taxation of the Fund Distributions.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long shares of the Fund are held. Generally, distributions of earnings derived from ordinary

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Cognios Market Neutral Large Cap Fund

income and short-term capital gains will be taxable as ordinary income. The Fund does not expect a significant portion of their distributions to derive from “qualified dividend income.” For taxable years beginning before January 1, 2013, qualified dividend income will be taxed at favorable rates so long as certain requirements are met. The special tax treatment of qualified dividend income will expire for taxable periods beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

The Fund may realize long-term capital gains when, among other situations, it sells a security that it has owned for more than one year, which may generate both short-term and long-term capital gains distributions. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less.

For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to a maximum rate of 15%. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate applicable to individuals will be 20% unless Congress enacts legislation providing otherwise. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether they are paid in cash or reinvested in additional shares of the Fund. If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. While in effect a return of capital to you, the dividend or distribution is still taxable even though you did not participate in these gains and the distributions simply constitutes a return of a portion of your purchase price. You can avoid this, if you choose, by investing soon after the Fund has paid a dividend.

Sale of Fund Shares

A shareholder who redeems shares in the Fund generally will recognize a capital gain or loss upon redemption. The gain or loss will be equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss upon redemption equal to the difference between the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees) and the shareholder’s adjusted basis in the shares redeemed. In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long term loss. For more information, see the SAI under “TAXES – Redemption of Shares.”

24	1-855-254-6467 | www.cogniosfunds.com

Taxation of Certain Investments

If the Fund were to invest in foreign securities, those investments may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies, if any, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “TAXES – Special Tax Considerations.”

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will generally be included in the Fund’s ordinary income as it accrues on a constant yield-to-maturity basis. Even though payment of that amount will not be received until a later time, related distributions will be taxed to shareholders as ordinary income. The Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Backup Withholding

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications to the Fund or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and, under current law, will be 31% for amounts paid after December 31, 2012. For more information regarding backup withholding and recent U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding,” “TAXES – Surtax on Net Investment Income” and “TAXES – Foreign Accounts.”

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

Prospectus | December 20, 2012	25

Cognios Market Neutral Large Cap Fund

PRIVACY POLICY

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account transactions

•   Account balances and transaction history

•   Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons the Fund chooses to share, and whether you can limit this sharing.

Reasons We Can Share Your Personal Information	Does the Fund Share?	Can You Limit This Sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Questions?	Call 1-855-254-6467 or go to www.cogniosfunds.com.

26	1-855-254-6467 | www.cogniosfunds.com

Who We Are
Who is providing this notice?	Cognios Market Neutral Large Cap Fund (the “Fund”)
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you — open an account — provide account information or give us your contact information — make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

—    sharing for affiliates’ everyday business purposes-information about your creditworthiness

—    affiliates from using your information to market to you

—    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. — The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. — The Fund does not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Expect as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Prospectus | December 20, 2012	27

Page Intentionally Left Blank

December 20, 2012

STATEMENT OF ADDITIONAL INFORMATION

Cognios Market Neutral Large Cap Fund	Ticker
Investor Class	COGMX
Institutional Class	COGIX

P.O. Box 1920

Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Investor Class and Class Institutional shares (collectively, the “Shares”) of the Fund listed above, which is a separate series ALPS Series Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Cognios Capital, LLC (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated December 20, 2012, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 1-855-254-6467. The Fund’s most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

ALPS Series Trust

This SAI includes information about Cognios Market Neutral Large Cap Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as non-diversified.

What are the Fund’s Investment Objectives?

The Fund seeks long-term growth of capital independent of stock market direction.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500 Index. The Fund may invest across different industries and sectors. Under normal circumstances the Fund normally invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies, it may also invest up to 20% in issuers of any size.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. The Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs and the Fund is able to replace the borrowed stock for less than the Fund earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock. Under normal circumstances, the Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time. The Adviser also retains the right to be “net long” or “net short” on a Beta-adjusted basis for relatively short periods of time if the Adviser believes it is necessary to protect the Fund’s portfolio. “Net long” means that there are more dollars invested in long positions than there are in short positions. “Net short” means that there are more dollars invested in short positions than there are in long positions, subject to the requirements of the Investment Company Act of 1940.

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

“Beta-adjusted market neutral” means that the Adviser will attempt to offset 100% of the Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500 Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the long book. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Fund is Beta-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the benchmark is the S&P 500 Total Return Index); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500 and/or if the stocks selected for the short book underperform the S&P 500, less all of the Fund’s fees and expenses.

By employing this long/short Beta-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500 Index and to the broad universe of traditional long/short market neutral equity hedge funds that are traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the Securities and Exchange Commission.

The Fund may use borrowings for investment purposes, and the Fund’s use of short positions will add financial leverage to the Fund similar to borrowings. In determining when and to what extent to employ leverage, the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions.

The Adviser selects securities for purchase or short sale using its proprietary ROTA/ROME™ investment strategy. The ROTA/ROME™ strategy is a fundamental quantitative stock selection approach that focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME,” which is essentially a company’s profit yield on its stock price). The ROTA/ROME™ strategy seeks to determine a company’s intrinsic value and compare that value to the current market price of its stock. In general, ROTA/ROME™ can be considered a value-based investment strategy, but it also incorporates the premise that growth is an important component of assessing a stock’s intrinsic value.

The period reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the headings “Summary Section” and “More About the Fund’s Objectives and Investment Policies.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here.

The table below reflects the principal or non-principal nature with respect only to the Fund’s direct investments or activities.

	Principal	Non-Principal
Bank Obligations		✓
Borrowing	✓
Combined Transactions		✓
Common Stocks	✓
Depositary Receipts		✓
Derivatives		✓
Equity Investments	✓
Exchange Traded Funds and Other Similar Instruments		✓
Firm Commitments and When-Issued Securities		✓
Fixed Income Securities		✓
Floating and Variable Rate Instruments		✓
Illiquid Securities		✓
Loans of Portfolio Securities	✓
Money Market Instruments/Securities		✓
Non-U.S. Securities		✓
Non-U.S. Sub-Custodians		✓
Options		✓
Repurchase Agreements		✓
Reverse Repurchase Agreements		✓
Short Sales	✓
Temporary Defensive Positions		✓
Use of Segregated and Other Special Accounts		✓
U.S. Government Securities		✓
Warrants and Rights		✓

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against Fund deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of Fund used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the

Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain derivatives may be subject to regulation by the CFTC as “commodity interests.” Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio. The Adviser of the Fund intends to either: (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operating the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

Fixed Income Securities

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund is not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund.

For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-Custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for either Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies

The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Positions

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents, and sovereign, government and agency debts and obligations. Under such circumstances, the Fund may not achieve its investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a forward contract, the Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. For purposes of the fundamental and non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may not:

(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6) Purchase or sell physical commodities, except that the Fund may purchase and sell options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time.

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Trust on behalf of the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees of the Trust (the “Board”) will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Cognios Capital, LLC	Daily	None	Daily	Daily
(Adviser)

ALPS Fund Services, Inc.	Daily	None	Daily	Daily
(Administrator)

Union Bank, N.A.	Daily	None	Daily	Daily
(Custodian)

Rothstein Kass	As needed	None	As needed	As needed
(Accountant)

Davis Graham & Stubbs LLP	As needed	None	As needed	As needed
(Counsel)

Institutional Shareholder Services Inc.	Daily	None	Daily	Daily

Factset	Daily	None	Daily	Daily

Advent	Daily	None	Daily	Daily

Only officers of the Fund and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”);

provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a thirty (30) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

•	Disclosures that are required by law
•	Disclosures necessary for Service Providers (defined above);

•	Disclosure necessary for Rating Agencies to assess applicable fund ratings.
•	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities
•	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; or
•	Disclosures to the adviser of the Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers. The Adviser conducts a thorough analysis, based on its policies and procedures, to determine the broker or dealer to be used and the commission rates to be paid. The factors involved in the broker or dealer selection include transaction costs, broker research capabilities and service level.

The commissions paid by the Fund comply with the Adviser’s duty to obtain “best execution.” The Fund may pay commissions that are higher than that which they could obtain at another financial institution to effect the same transaction. The Adviser conducts an analysis and makes a determination as to the reasonableness of commissions in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of services, including without limitation, the value of research provided, execution capability, commission rates, and responsiveness. The Adviser seeks competitive rates but may not obtain the lowest possible commission rates for Fund transactions. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities and Exchange Act of 1934 (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage, research received. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

PURCHASE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

The Fund currently offers two classes of shares: Investor Class and Institutional Class shares.

Purchase of Shares

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check. Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-855-254-6467 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees. The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 1-855-254-6467. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Cheryl Burgermeister, age 61	Trustee	Ms. Burgermeister was elected to the Board by the sole shareholder of the Fund on October 30, 2012.	Ms. Burgermeister is Trustee and Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to present). She also served as Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010), Trustee of Zero Gravity Internet Fund (May 2000 to December 2001), Director and Treasurer of Crabbe Huson Family of Funds (1998 to 1999)	1	Ms. Burgermeister is a Trustee and Audit Committee Chair of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (42 funds).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
			and Director, Chief Financial Officer and Treasurer of The Crabbe Huson Group, Inc. (July 1987 to October 1999). From 1982 to 1986, Ms. Burgermeister was Supervising Senior Accountant at KPMG Peat Marwick. Ms. Burgermeister a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.

J. Wayne Hutchens, age 68	Trustee	Mr. Hutchens was elected to the Board by the sole shareholder of the Fund on October 30, 2012.	Mr. Hutchens is President and CEO of the University of Colorado (CU) Foundation (April 2006 to present) and Executive Director of the CU Real Estate Foundation (April 2009 to present). Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	1	None.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Patrick Seese, age 41	Trustee	Mr. Seese was elected to the Board by the sole shareholder of the Fund on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Sesse worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	1	None.

Interested Trustee

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy O. May, age 41	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President at the October 30, 2012 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President of ALPS Fund Services, Inc. and Executive Vice President and Director of ALPS Holdings, Inc., ALPS Advisors, Inc. and ALPS Distributors, Inc Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	1	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex currently consists of one series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged Cognios Capital, LLC to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Jeremy O. May, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has elected Cheryl Burgermeister to serve as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including chairing the meetings of the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Cheryl Burgermeister, J. Wayne Hutchens and Patrick Seese. The Trust was formed on January 12, 2012. The Audit Committee did not meeting during the fiscal year ended September 30, 2012.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Cheryl Burgermeister, J. Wayne Hutchens and Patrick Seese. The Trust was formed on January 12, 2012. The Nominating and Corporate Governance Committee of the Board did not meet during the fiscal year ended September 30, 2012.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2012, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Jeremy O. May	None	None

As of December 31, 2012, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Cheryl Burgermeister	None	None

J. Wayne Hutchens	None	None

Patrick Seese	None	None

Remuneration of Trustees. Effective October 30, 2012, the Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended September 30, 2012, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Cheryl Burgermeister	$0	$0	$0	$0
J. Wayne Hutchens	$0	$0	$0	$0
Patrick Seese	$0	$0	$0	$0

* The Fund Complex currently consists of one series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

The Adviser, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in March 2008 and is registered with the SEC as an investment adviser. Prior to being registered with the SEC, the Adviser was registered with the State of Kansas as an investment adviser. As of November 30, 2012, the Adviser provided investment advice with respect to over $132 million in assets. The Adviser’s principal address is 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, the shareholders of each Fund by a vote of a majority of the outstanding voting securities of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ended March 31, 2013.

As described in the Prospectus under “Fees and Expenses of the Fund,” the Adviser has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs), to the extent necessary to limit the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses (as determined under generally accepted accounting principles) to 2.00% of the Fund’s average annual net assets. This agreement is in effect through January 31, 2014 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (an affiliate of ADI) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-855-254-6467 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of the Fund’s inception date, the following shareholder owned 5% or more of the outstanding shares of the Fund:

Name	Address	Percentage	Ownership Type
First Amended and Restated A. Joseph Brandmeyer Trust Agreement Dated December 23, 2003	11250 Tomahawk Creek Parkway Leawood, KS 66211	99%	Beneficial

As of the Fund’s inception date, none of the Trustees or Officers of the Trust owned any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of September 30, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2012, for the portfolio managers of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Jonathan C. Angrist (Co-Portfolio Manager)	0	0	7	$100	50	$50
Brian J. Machtley (Co-Portfolio Manager)	0	0	7	$100	50	$50

Portfolio Manager Compensation

The Portfolio Managers are responsible for the day-to-day management of the Fund and are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when the Fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Ownership of Securities

Because the Fund is new, as of the date of this SAI, the portfolio managers do not own any shares of the Fund.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 calendar days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income, paid out via two semi-annual dividends, in June and December. It is also the Fund’s policy to distribute annually all net realized short term and long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to reinvest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses and certain capital loss carryovers from prior years) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its capital gains dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year.

A regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2013, the Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders during taxable periods ending before January 1, 2013 will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. Portions of the Fund’s distributions may be derived from qualified dividend income. For taxable years beginning on or after January 1, 2013, qualified dividends will lose their special tax treatment and will be taxed as ordinary income unless Congress enacts legislation providing otherwise.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to a maximum rate of 15% – for taxable years beginning before January 1, 2013. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate applicable to individuals will be 20% unless Congress enacts legislation providing otherwise.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Non-U.S. Taxes

The Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies. The Fund makes no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Financial Products

The Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. Under current law, the backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and which are sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Surtax on Net Investment Income

For tax years beginning after 2012, a surtax of 3.8% will apply to the “net investment income” of an individual taxpayer who recognizes adjusted gross income for such year, subject to certain modifications, in excess of $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income. Holders of our common stock should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common stock.

Foreign Accounts

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. In certain circumstances, an account holder may be eligible for refunds or credits of such taxes. The Fund will not pay any additional amounts in respect to any amounts withheld.

Under current administrative guidance, the withholding obligations described above will apply to payments of dividends on shares made on or after January 1, 2014, and to payments of gross proceeds from a sale or other disposition of shares on or after January 1, 2015.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect that investment in the Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and, as of the date of this SAI, consists of one separate portfolio or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust is anticipated to consist of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. Union Bank, N.A. (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI and the Adviser.

Independent Registered Public Accounting Firm. Rothstein Kass (“Rothstein Kass”) serves as the Trust’s independent registered public accounting firm. Rothstein Kass provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Rothstein Kass is located at2175 N. California Boulevard, 10th Floor, Walnut Creek, California, 94596.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Cognios Market Neutral Large Cap Fund

We have audited the accompanying statement of assets and liabilities of Cognios Market Neutral Large Cap Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), as of December 7, 2012. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 7, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Cognios Market Neutral Large Cap Fund, a series of ALPS Series Trust, as of December 7, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Walnut Creek, California

December 17, 2012

Cognios Market Neutral Large Cap Fund

Statement of Assets and Liabilities

December 7, 2012

ASSETS:
Cash	$ 100,000

$ 100,000

NET ASSETS

Pricing of Shares:
Investor Class
Net assets	$50,000
Shares of beneficial interest outstanding (no par value, unlimited shares)	5,000
Net asset value per share	$10.00
Institutional Class
Net assets	$50,000
Shares of beneficial interest outstanding (no par value, unlimited shares)	5,000
Net asset value per share	$10.00

The accompanying notes are an integral part of the statement of assets and liabilities.

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES

NOTE 1 - ORGANIZATION AND REGISTRATION

The ALPS Series Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on January 12, 2012 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has no operating history. The Fund did not have any operations before December 7, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Investor Class and Institutional Class shares, respectively, to ALPS Fund Services, Inc.

Cognios Capital, LLC (“Cognios Capital”) on behalf of the Fund has assumed all organization and offering costs.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund’s Statement of Assets and Liabilities was prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the Statement of Assets and Liabilities in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

NOTE 3 - INVESTMENT ADVISORY AGREEMENT

Cognios Capital serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly.

The Adviser has agreed contractually to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses, exclusive of Distribution and Service (12b-1) Fees, Dividend Expense, Borrowing Costs and Brokerage Expenses on Securities Sold Short, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 2.00% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through January 31, 2014 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred.

NOTE 4 - OTHER AGREEMENTS

Distribution Agreement

ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (“ADI” or the “Distributor”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a separate plan of distribution for its Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares.

Administration, Bookkeeping and Pricing Agreement

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of the Distributor) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

Transfer Agency and Service Agreement

ALPS serves as transfer agent and dividend disbursing agent to the Fund pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, ALPS has agreed to: (i) issue and redeem shares of the Fund; (ii) make dividend payments and other distributions to shareholders of the Fund; (iii) responds to correspondence by the Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as the date of this Statement of Additional Information, there are no financial highlights for the Fund. When available, you can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

—	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

—	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

—	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

COGNIOS CAPITAL, LLC

OVERVIEW

The Adviser exercises voting authority with respect to its clients’ securities and therefore has adopted proxy voting policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Voting Policies and Procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of its clients without regard to the Adviser’s interest. The procedures also address material conflicts between the Adviser’s interests and those of its clients. The Adviser will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment.

RESPONSIBILITY

The Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the interests of clients.

GENERAL POLICY

Generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

(1)

When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long term interests of shareholders; and

(2)

There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

CONFLICTS OF INTEREST

For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a

B-1

significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, the Adviser will vote client securities based upon the recommendations of an independent third party.

DEVIATIONS FROM GENERAL POLICY

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the Chief Compliance Officer. The Chief Compliance Officer is responsible for maintaining the documentation regarding any vote overrides and third party recommendations.

PROCEDURES

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), the Adviser will be responsible for voting the proxies related to that account.

(1)	All proxies and ballots will be logged in upon receipt.

(2)	Prior to voting, the Adviser will verify that it has the authority to vote the securities.

(3)	The Adviser will determine the existence of any material conflict of interest.

(4)	The Adviser will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures.

(5)	The Adviser will maintain records regarding the vote on each issue.

(6)	The Adviser will provide a concise summary of its policy to clients.

(7)	Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients.

(8)	Upon request, the Adviser will provide clients with information regarding how proxies were voted.

(9)	The Chief Compliance Officer will review and approve the Proxy Voting Policies and Procedures on an annual basis.

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BOOKS AND RECORDS

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:

(1)	proxy voting policies and procedures;

(2)	proxy statements received regarding client securities;

(3)	records of votes cast on behalf of clients;

(4)	records of client requests for proxy voting information; and

(5)	any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an undertaking from the proxy voting service to provide a copy of the documents promptly upon request.

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